                                                                      EXHIBIT 23
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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 for the Cortland Savings and Banking 401(k) Plan and Form S-3 for the Cortland Bancorp Dividend Reinvestment Plan of our report dated January 31, 2000 on the 1999 consolidated financial statements of Cortland Bancorp and subsidiaries, which report is incorporated by reference in this Form 10-K.


Youngstown, Ohio                         PACKER THOMAS
March 24, 2000


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